Exhibit 10.52

THIRD AMENDMENT

TO THE MASTER SERVICES AGREEMENT

THIS THIRD AMENDMENT (“Third Amendment”), effective as of November 3, 2009 (the “Amendment Effective Date”) is to the existing Master Services Agreement between AAIPharma Services Corp. (assignee of AAIPharma Inc. and hereinafter referred to as “AAIPharma”) and Sunesis Pharmaceuticals, Inc. (hereinafter the “Client”) dated November 3, 2003 (the “Agreement”), as amended September 11, 2006 and May 2, 2008 (respectively, the “First Amendment” and “Second Amendment”). All capitalized terms herein shall have the same meaning as set forth in the Agreement.

WHEREAS, AAIPharma and Client desire to modify the existing Agreement to provide the terms and conditions upon which Client may continue to engage AAIPharma, from time to time and agreed to by AAIPharma, to provide services for individual projects being conducted by Client.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Third Amendment, AAIPharma and Client hereby agree to the terms and conditions set forth below.

1.	Section 7.1 of the Agreement, as amended under the First Amendment, shall he deleted and replaced in its entirety with the following:

“Unless sooner terminated in a manner herein provided, this Agreement shall continue until December 31, 2012 (hereinafter the “Term”). The Parties may extend or modify this Agreement by written mutual agreement at least sixty (60) days prior to the expiration of the Term”.

2.	AAIPharma’s contact information in Section 8.1 of the Agreement shall be deleted and replaced in its entirety with the following:

“AAI:	AAIPharma Services Corp.
2320 Scientific Park Drive
Wilmington, North Carolina 28405
Attention: Legal Department
Fax: 910-815-2340”

Except as otherwise stated in this Third Amendment, all other terms and conditions of the Agreement and the Second Amendment shall remain in full force and effect.

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#2009-1007.3 Third Amendment to Master Services Agreement

AAIPharma / Sunesis

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed as of the Amendment Effective Date set forth above.

Sunesis Pharmaceuticals, Inc. 395 Oyster Point Boulevard, Suite 400 South San Francisco, CA 94080		AAIPharma Services Corp. 2320 Scientific Park Drive Wilmington, NC 28405

By:		By:
Print Name:	Eric Bjerkholt	Print Name:	L. Lee Karras
Title:	Sr. VP & CFO	Title:	Chief Executive Officer
Date Signed:	12-8-09	Date Signed:	12.3.09

#2009-1007.3 Third Amendment to Master Services Agreement

AAIPharma / Sunesis